TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

a series of Northern Lights Fund Trust II

Supplement

to the Prospectus dated July 27, 2012

Class A and Class C Shares of the Two Oaks Diversified Growth and Income Fund (the “Fund”) are currently available for sale.  All share classes may not be available for purchase in all states.   This supplement supersedes and replaces in its entirety a prior supplement dated July 30, 2012.

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This supplement and the Prospectus dated July 27, 2012 provide the information prospective investors should know about the Fund and should be retained for future reference.  A Statement of Additional Information dated July 27, 2012 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.  You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-855-896-6257.

Supplement dated September 27, 2012